CALVERT GLOBAL ENERGY SOLUTIONS FUND
CALVERT GLOBAL WATER FUND

Supplement to Prospectus dated February 1, 2024

1.The following replaces the “Average Annual Total Returns” table under “Performance” in “Fund Summary - Calvert Global Energy Solutions Fund”:

Average Annual Total Returns as of December 31, 2023	One Year	Five Years	Ten Years
Class A Return Before Taxes	-0.12%	13.43%	4.53%
Class A Return After Taxes on Distributions	-0.12%	13.41%	4.47%
Class A Return After Taxes on Distributions and Sale of Class A Shares	0.26%	10.95%	3.68%
Class C Return Before Taxes	3.60%	13.82%	4.40%
Class I Return Before Taxes	5.65%	14.95%	5.43%
MSCI ACWI(reflects net dividends, which reflects the deduction of withholding taxes)	22.20%	11.71%	7.92%
Calvert Global Energy Research Spliced Benchmark	6.37%	16.20%	7.92%
Calvert Global Energy Research Index (reflects net dividends, which reflects the deduction of withholding taxes)	6.37%	16.20%	N/A
Alerian Global Alternative Energy Index (Composite) (reflects no deduction for fees, expenses or taxes)	14.96%	25.29%	12.63%

These returns reflect the maximum current sales charge for Class A (5.25%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase.  The average annual total returns listed for Class C reflect conversion to Class A shares after eight years.  Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.  Effective October 4, 2016, the Fund changed its investment objective and principal investment strategies to track the Calvert Global Energy Research Index and implement the Calvert Principles. Prior to October 4, 2016, the Fund employed an active management strategy.  The Calvert Global Energy Research Spliced Benchmark is comprised of the Alerian Global Alternative Energy Index (formerly the Ardour Global Alternative Energy Index) prior to October 4, 2016, and the Calvert Global Energy Research Index thereafter.  The Calvert Global Energy Research Index incepted on July 15, 2016.

Source for the MSCI ACWI: MSCI.  MSCI data may not be reproduced or used for any other purpose.  MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

2.The following replaces the “Average Annual Total Returns” table under “Performance” in “Fund Summary - Calvert Global Water Fund”:

Average Annual Total Returns as of December 31, 2023	One Year	Five Years	Ten Years
Class A Return Before Taxes	12.09%	10.17%	4.78%
Class A Return After Taxes on Distributions	11.54%	9.94%	4.37%
Class A Return After taxes on Distributions and Sale of Class A Shares	7.75%	8.17%	3.70%
Class C Return Before Taxes	16.37%	10.53%	4.73%
Class I Return Before Taxes	18.55%	11.64%	5.71%
MSCI ACWI (reflects net dividends, which reflects the deduction of withholding taxes)	22.20%	11.71%	7.92%
Calvert Global Water Research Spliced Benchmark	19.62%	12.71%	8.70%
Calvert Global Water Research Index (reflects net dividends, which reflects the deduction of withholding taxes)	19.62%	12.71%	N/A
S-Network Global Water Index (reflects net dividends, which reflects the deduction of withholding taxes)	17.10%	10.01%	7.65%

These returns reflect the maximum current sales charge for Class A (5.25%) and any applicable contingent deferred sales charge (“CDSC”) for Class C.  Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase.  The average annual total returns listed for Class C reflect conversion to Class A shares after eight years.  Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.  Effective April 11, 2016, the Fund changed its investment objective and principal investment strategies to track the Calvert Global Water Research Index and implement The Calvert Principles for Responsible Investment. Prior to April 11, 2016, the Fund employed an active management strategy.  The Calvert Global Water Research Spliced Benchmark is comprised of the S-Network Global Water Index prior to May 31, 2016, and the Calvert Global Water Research Index thereafter.  The Calvert Global Water Research Index incepted on February 5, 2016.

Source for the MSCI ACWI: MSCI.  MSCI data may not be reproduced or used for any other purpose.  MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

October 3, 2024	48555-00 10.3.24